Prepayments and other current assets	12 Months Ended
Dec. 31, 2014
Prepayments and other current assets [Abstract]
Prepayments and other current assets
5.	Prepayments and other current assets

	As of December 31,
	2013	2014
	RMB'000	RMB'000

Prepaid minimum guarantee(i)	—	81,764
Prepaid advertising expenses	2,430	70,663
Deferred cost	—	16,107
Loans to employees	1,380	3,871
Office rental deposits	1,617	1,647
Others	1,651	15,372

Total	7,078	189,424

(i):	Prepaid minimum guarantee is prepayment to game developers according to the payment terms of contracts, and this prepayment will be deducted by revenue sharing amount when future revenue is generated.

The Company assessed prepaid minimum guarantee for impairment when events or changes in circumstances indicate that the carrying amount of prepaid could not be recoverable. There are no such impairment recognized as of December 31, 2014.